UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 2, 2006
                        (Date of Earliest Event Reported)


                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


            Florida                        000-49810             65-1129207
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


                 12 Main Reef Road, Primrose, South Africa 1401
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 2, 2006, Centurion Gold Holdings, Inc. (the "Company") entered into an agreement with Investec Bank (UK) Limited ("Investec") whereby Investec agreed to act as the nominated advisor and broker to Escopeta Oil ("Escopeta") in relation to the proposed placement of shares of Escopeta and admission of Escopeta's share capital to trading on the AIM Market of the London Stock Exchange. Pursuant to the agreement, Investec will receive a commission of 5% of the gross funds actually raised and a warrant to purchase up to 1% of the shares of Escopeta sold in the offering (the "Success Fee"). The Warrant will be priced at the same price as the shares are sold for. Investec will also be entitled to a (pound)250,000 fee.

      On February 6, 2006, the Company entered into an engagement agreement with Ashurst whereby Ashurst will represent the Company in connection with the AIM listing of Escopeta.

      The Company's intention is to spin off the assets and related liabilities of Escopeta into a new company, which is intended to list on the AIM Market. Escopeta holds certain oil and gas licenses and resources in the Cook Inlet of Alaska.

Item 8.01 Other Events

      On December 8, 2006, the Company issued a press release entitled "Centurion Gold Issues Corporate Statement to Shareholders". The press release was intended to clarify and refine the Company's strategy, as well as to inform shareholders as to recent developments concerning the Company.

                           FORWARD-LOOKING STATEMENTS

      This Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the companies, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements. In addition, the companies disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number       Description
--------------       -----------
(a) None
(b) None
(c) Exhibit 99.1     Agreement with Investec Bank (UK) Limited dated
                     February 2, 2006.
            99.2     Agreement with Ashurst dated February 6, 2006.
            99.3     Press Release dated December 8, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            CENTURION GOLD HOLDINGS, INC.


                                            /s/ Andrew Dale Paul
                                            ------------------------------------
                                            Andrew Dale Paul
                                            Chairman and Chief Executive Officer

February 7, 2006